                                                                  EXHIBIT 10.1.1


                     AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

         This Agreement (the "Agreement"), dated as of the 30th day of September, 1998, is made and entered into by and among First Bank of Georgia, Thomson, Georgia, a bank chartered under the laws of the State of Georgia (the "Bank"), Georgia-Carolina Bancshares, Inc., a corporation chartered under the laws of the State of Georgia (the "Company") and Patrick G. Blanchard, an individual residing in Richmond County, Georgia (the "Executive").

                             W I T N E S S E T H :

         WHEREAS, the Bank, the Company and the Executive entered into an Employment Agreement dated October 6, 1997 (the "Employment Agreement"); and

         WHEREAS, the Bank, the Company and the Executive desire to amend the Employment Agreement;

         NOW, THEREFORE, for and in consideration of the mutual premises and covenants herein contained, the parties hereto agree as follows:

         1. Section 3.2(B)(5) of the Employment Agreement shall be deleted in its entirety.

         2. Sections 4 through 12 of the Employment Agreement shall be renumbered as Sections 5 through 13, respectively.

         3. Between Section 3.3 and Section 5 (formerly Section 4 of the Employment Agreement) the following shall be added:

                         "4. STOCK OPTIONS. Upon the closing of the Company's
                  registered public offering of 740,000 shares of common stock, $.001 par value per share (the "Common Stock"), pursuant to that certain Registration Statement on Form SB-2 (File No. 333- 62493), the Executive shall be granted an option (the "Option") to purchase a number of shares of Common Stock equal to 2.5% of the number of shares of Common Stock sold in such offering up to a maximum of 15,750 shares of Common Stock at an exercise price of $13.50 per share. The Option shall become exercisable in one-fourth (1/4) increments as follows:

                         (A)        Upon the date of grant;

                         (B) At the end of the calendar year when the Bank's average assets exceed $100 million;

                           (C) At the end of the calendar year when the Bank's average assets exceed $150 million; and

                           (D) At the end of the calendar year when the Bank's average assets exceed $200 million.

                         The Option shall expire on the tenth anniversary of the
                  date of grant; provided, however, that in the event of the termination of employment of the Executive, the Executive shall have ninety (90) days to exercise all of the then presently exercisable options. On the ninety-first day after the termination of employment of the Executive, all unexercised options shall terminate."

         4. Section 5 (formerly Section 4 of the Employment Agreement) shall be amended such that all references to "Section 4" contained therein shall mean Section 5.

         5. Section 5(D) (formerly Section 4(D) of the Employment Agreement) shall be deleted in its entirety and the following substituted in lieu thereof:

                         "(D) Notwithstanding anything to the contrary set forth
                  in this Section 5, a "change in control" shall not include any sale of Common Stock by the Company in connection with the registered public offering of 740,000 shares of Common Stock pursuant to that certain Registration Statement on Form SB-2 (File No. 333-62493)."

         6. Section 6 (formerly Section 5 of the Employment Agreement) shall be amended such that the reference to Paragraph 5(ii) contained therein shall mean Section 5.

         7. Section 2.1(D) of the Employment Agreement shall be amended such that all references to "Paragraph 6" contained therein shall mean Section 6.

         8. Except as otherwise specifically set forth herein, all of the other terms and conditions of the Employment Agreement shall remain in full force and effect as originally written without amendment or modification.

         IN WITNESS WHEREOF, the Bank, the Company and the Executive have executed and delivered this Agreement as of the date first above written.

                                            "Bank"

                                            FIRST BANK OF GEORGIA

                                            By:      /s/ John W. Lee
                                                     --------------------------
                                            Title:   Chairman



                                            "Company"

                                            GEORGIA-CAROLINA BANCSHARES, INC.

                                            By:      /s/ David W. Joesbury, Sr.
                                                     --------------------------
                                            Title:   Chairman



                                            "Executive"


                                            /s/ Patrick G. Blanchard
                                            -----------------------------------
                                            Patrick G. Blanchard


                                        3